Exhibit 3.4

STATE OF COLORADO

DEPARTMENT OF
STATE

CERTIFICATE

I, BERNIE BUESCHER, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF THE ARTICLES OF ORGANIZATION AND ALL AMENDMENTS THERETO OF

LANGELOTH METALLURIGICAL COMPANY LLC
(COLORADO LIMITED LIABILITY COMPANY)

AS FILED IN THIS OFFICE AND ADMITTED TO RECORD.

Dated:  November 9, 2010

SECRETARY OF STATE

ARTICLES OF ORGANIZATION

FOR

TONOPAH MINERAL RESOURCES

LIMITED LIABILITY COMPANY

A COLORADO LIMITED LIABILITY COMPANY

The undersigned, a natural person of at least 18 years of age, acting as organizer, hereby forms a limited liability company by virtue of the Colorado Limited Liability Company Act, and adopts the following Articles of Organization for such limited liability company.

ARTICLE I

Name

The name of the limited liability company is Tonopah Mineral Resources Limited Liability Company (or Ltd. Liability Co.).

ARTICLE II

Principal Place of Business

The principal place of business of the limited liability company is 802 E. Stanford Avenue, Englewood, Colorado 80110.

ARTICLE III

Duration

This limited liability company shall dissolve and terminate thirty (30) years from the date of filing these Articles of Organization with the Secretary of State.

ARTICLE IV

Registered Agent

The registered agent of this limited liability company in this state is F. Steven Mooney. The business address of the registered agent is 802 E. Stanford Avenue, Englewood, Colorado 80110.

ARTICLE V

Initial Managers

The names and business addresses of the initial manager or managers who are to serve as manager or managers until the first annual meeting of the members or until their successors are elected and qualified are as follows:

NAME	ADDRESS

F. Steven Mooney	802 E. Stanford Avenue
Englewood, Colorado 80110

Abigail S. Mooney	802 E. Stanford Avenue
Englewood, Colorado 80110

ARTICLE VI

Members

There will be at least two members of this limited liability company upon formation.

ARTICLE VII

Purposes

The purposes for which this limited liability company is formed are to engage in any lawful act or activity for which a limited liability company may be organized under the Colorado Limited Liability Company Act.

ARTICLE VIII

Right to Continue Business

Upon death, retirement, resignation, expulsion, bankruptcy, or dissolution of a member or the occurrence of any other event which may terminate the continued membership of a member (“Dissolution Event”) in the limited liability company, the business of the limited liability company may be continued so long as there are at least two remaining members and all members consent to the continuation of business. The managers of the limited liability company shall call a special meeting of members within 90 days after the Dissolution Event for purposes of determining whether the business should be continued.

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ARTICLE IX

Organizers

The names and business addresses of the organizer or organizers are as follows:

NAME	ADDRESS

F. Steven Mooney	802 E. Stanford Avenue
Englewood, Colorado 80110

Abigail S. Mooney	802 E. Stanford Avenue
Englewood, Colorado 80110

IN WITNESS WHEREOF, WE have signed these Articles of Organization this 20TH day of August, 1993, and we acknowledge the same to be our true acts and deeds.

Organizer

Organizer

STATE OF COLORADO	)
) ss.
CITY AND COUNTY OF DENVER	)

The foregoing Articles of Organization were signed and sworn to by F. STEVEN MOONEY and ABIGAIL S. MOONEY as Organizers, who affirmed, under penalty of perjury, that the facts stated herein are true, on this 20TH day of August, 1993.

Witness my hand and official seal.

My Commission Expires:

Notary Public

3

SS: AMLLC (Revised 3/93) Fee: $25.00 Submit in duplicate Must be typewritten	Mail to: Colorado Secretary of State Corporations Section 1560 Broadway. Suite 200 Denver, Colorado 80202

AMENDMENT TO ARTICLES OF ORGANIZATION

FOR A COLORADO LIMITED LIABILITY COMPANY

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein.

EXACT NAME OF LIMITED LIABILITY COMPANY
TONOPAH MINERAL RESOURCES LIMITED LIABILITY COMPANY

ADDRESS
802 E. STANFORD AVENUE

CITY	STATE	ZIP
ENGLEWOOD	CO	80110

a.               There is a change in the name of the limited liability company to:

N/A

b.              There is a change in the dissolution date of the limited liability company to:  N/A

(Not to exceed 30 years from date of organization)

c.               There is a false or erroneous statement or the members desire to change any other statement in the articles of organization.  Describe below:

Article V is amended to read as follows:

ARTICLE V

Initial Managers

The names and business addresses of the initial manager or managers who are to serve as manager or managers until the first annual meeting of the members or until their successors are elected and qualified are as follows:

NAME	ADDRESS
F. Steven Mooney	802 E. Stanford Avenue
Englewood, Colorado 80110

MANAGER

SS: AMLLC (Revised 3/93) Fee: $25.00 Submit in duplicate Must be typewritten	Mail to: Colorado Secretary of State Corporations Section 1560 Broadway. Suite 200 Denver, Colorado 80202

AMENDMENT TO ARTICLES OF ORGANIZATION

FOR A COLORADO LIMITED LIABILITY COMPANY

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein.

EXACT NAME OF LIMITED LIABILITY COMPANY
Tonopah Mineral Resources Limited Liability Company

ADDRESS
802 East Stanford Avenue

CITY	STATE	ZIP
Englewood	Colorado	80110

a.	There is a change in the name of the limited liability company to:

Thompson Creek Metals Company LLC

b.	There is a change in the dissolution date of the limited liability company to: N/A
(Not to exceed 30 years from date of organization)

c.	There is a false or erroneous statement or the members desire to change any other statement in the articles of organization. Describe below:

N/A

MANAGER
F. Steven Mooney

	Mail to: Secretary of State	For office use only
Corporations Section
Please include a typed	1560 Broadway, Suite 200
self-addressed envelope	Denver, CO 80202
(303) 894-2251
MUST BE TYPED	Fax (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

THOMPSON CREEK METALS COMPANY LLC

Exact name of limited liability company

5241 South Quebec Street, Suite 103

Principal Address

Englewood	CO	80111
City	State	Zip

CIRCLE ALL THAT APPLY:

A.	There is a change in the name of the limited liability company to:

B.	There is a change in the dissolution date of the limited liability company to: None,
Unlimited duration

C.	There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization. Describe below:

D.	All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.

Manager
F. Steven Mooney

	Mail to: Secretary of State	For office use only
Corporations Section
Please include a typed	1560 Broadway, Suite 200
self-addressed envelope	Denver, CO 80202
(303) 894-2251
MUST BE TYPED	Fax (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

THOMPSON CREEK METALS COMPANY LLC

Exact name of limited liability company

5241 South Quebec Street, #103

Principal Address

Englewood	Colorado	80111
City	State	Zip

CIRCLE ALL THAT APPLY:

A.	There is a change in the name of the limited liability company to:

N/A

B.	There is a change in the dissolution date of the limited liability company to: Perpetuity

C.	There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization. Describe below:

N/A

D.	All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.

Manager

	Mail to: Secretary of State	For office use only
Corporations Section
Please include a typed	1560 Broadway, Suite 200
self-addressed envelope	Denver, CO 80202
(303) 894-2251
MUST BE TYPED	Fax (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

THOMPSON CREEK METALS COMPANY LLC

Exact name of limited liability company

945 W. Kenyon Avenue

Address

Englewood	Colorado
City	State

CIRCLE ALL THAT APPLY:

A.	There is a change in the name of the limited liability company to:

TC Metals Company LLC

B.	There is a change in the dissolution date of the limited liability company to:

C.	There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization. Describe below:

Manager

	Mail to: Secretary of State	For office use only
Corporations Section
Please include a typed	1560 Broadway, Suite 200
self-addressed envelope	Denver, CO 80202
(303) 894-2251
MUST BE TYPED	Fax (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES

AMENDMENT TO THE ARTICLES OF ORGANIZATION
FOR A COLORADO LIMITED LIABILITY COMPANY

Pursuant to the provisions of the Colorado Limited Liability Company Act, the Articles of Organization shall be amended as set forth herein:

TC Metals Company LLC

Exact name of limited liability company

945 West Kenyon Avenue

Principal Address

Englewood,	Colorado	80110
City	State	Zip

CIRCLE ALL THAT APPLY:

A.	There is a change in the name of the limited liability company to:

Langeloth Metallurgical Company LLC

B.	There is a change in the dissolution date of the limited liability company to:

N/A

C.	There is a false or erroneous statement or the members desire to change any other statement in the Articles of Organization. Describe below:
N/A

D.	All of the members have elected to accept the 1994 amendments to the Limited Liability Company Act.

Signature	F. Steven Mooney
Manager

Revised 7/95